                                                                     Exhibit 3.3


                                    BYLAWS

                                      of

                                   LANTRONIX



                           A California Corporation

                        T A B L E  O F  C O N T E N T S

ARTICLE I - Offices
-------------------

          Section 1.   Principal Office..................................   1
          Section 2.   Other Offices.....................................   1

ARTICLE II - Meetings of Shareholders
-------------------------------------

          Section 1.   Place of Meetings.................................   1
          Section 2.   Annual Meeting....................................   1
          Section 3.   Special Meetings..................................   2
          Section 4.   Quorum............................................   3
          Section 5.   Adjourned Meeting and Notice Thereof..............   3
          Section 6.   Voting............................................   3
          Section 7.   Consent of Absentees..............................   4
          Section 8.   Action Without Meeting............................   4
          Section 9.   Proxies...........................................   5
          Section 10.  Inspectors of Election,...........................   6

ARTICLE III - Directors
-----------------------

          Section 1.   Powers............................................   6
          Section 2.   Number and Qualification of Directors.............   9
          Section 3.   Election and Term of Office.......................   9
          Section 4.   Vacancies.........................................   9
          Section 5.   Place of Meetings & Meetings by Telephone.........  10
          Section 6.   Organization Meeting..............................  10
          Section 7.   Other Regular Meetings............................  11
          Section 8.   Special Meetings..................................  11
          Section 9.   Quorum............................................  11
          Section 10.  Waiver of Notice..................................  11
          Section 11.  Adjournment.......................................  12
          Section 12.  Notice of Adjournment.............................  12
          Section 13.  Action Without Meeting............................  12
          Section 14.  Fees and Compensation.............................  12
          Section 15.  Removal of Board of Directors or Individual
                          Directors by Shareholders......................  13

ARTICLE IV - Officers
---------------------

          Section 1.   Officers..........................................  13
          Section 2.   Election..........................................  13
          Section 3.   Subordinate Officers, etc.........................  14
          Section 4.   Removal and Resignation...........................  14
          Section 5.   Vacancies.........................................  14
          Section 6.   Chairman of the Board.............................  14
          Section 7.   President/Chief Executive Officer.................  15
          Section 8.   Vice-President....................................  15
          Section 9.   Secretary.........................................  15
          Section 10.  Treasurer/Chief Financial Officer.................  16

ARTICLE V - Indemnification of Directors, Officers, Employees and
            -----------------------------------------------------
              Other Agents...............................................  16
              ------------

ARTICLE VI - Miscellaneous
--------------------------

          Section 1.   Record Date for Shareholder Notice, Voting,
                          and Giving Consents............................  17
          Section 2.   Record Date for Purposes other than Notice
                          and Voting.....................................  17
          Section 3.   Maintenance and Inspection of Share Register......  18
          Section 4.   Maintenance and Inspection of Financial
                          Statements.....................................  19
          Section 5.   Maintenance and Inspection of Other Corporate
                          Records........................................  20
          Section 6.   Inspection by Director............................  20
          Section 7.   Annual Report to Shareholders.....................  20
          Section 8.   Checks, Drafts, etc...............................  20
          Section 9.   Contracts, etc., How Executed.....................  21
          Section 10.  Annual Statement of General Information...........  21
          Section 11.  Certificates for Shares...........................  21
          Section 12.  Lost Certificates.................................  22
          Section 13.  Representation of Shares of Other Corporations....  22
          Section 14.  Inspection of Bylaws..............................  22
          Section 15.  Construction and Definitions......................  23
          Section 16.  First Right of Refusal............................  23

ARTICLE VII - Amendments
------------------------

          Section 1.   Power of Shareholders.............................  25
          Section 2.   Power of Directors................................  25

Certificate by Secretary.................................................  26
------------------------

                               A R T I C L E  I

                                    Offices
                                    -------

Section 1. Principal Office.
           ----------------

          I.1.01 The board of directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of California. If the principal executive office is located outside this state, and the corporation has one or more business offices in this state, the board of directors shall fix and designate a principal business office in the State of California. In accordance with the provisions of the California General Corporation Law, the Secretary of the corporation shall annually file, or cause to be filed, with the Secretary of State of the State of California, a statement of the location and address of the principal office in California, as further provided hereinafter.

Section 2. Other offices.
           -------------

          I.2.01 Branch or subordinate offices may at any time be established by the board of directors at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            Meetings of Shareholders
                            ------------------------

Section 1. Place of Meetings.
           -----------------

          II.1.01 All annual meetings of shareholders shall be held at the principal executive office of the corporation, and all other meetings of shareholders shall be held either at the principal executive office or at any other place within or without the State of California which may be designated either by the board of directors pursuant to authority hereinafter granted to said board, or by "approval of the shareholders", as that phrase is defined by the California General Corporation Law, by majority written consent, given either before of after the meeting, and filed with the secretary of the corporation.

Section 2. Annual Meeting.
           --------------

          II.2.01 The date and time of the annual meetings of shareholders may initially be fixed by the Incorporator or Initial Director(s) of the corporation. Thereafter, the date and time of such meetings may be changed from time to time by "approval of the shareholders" or "approval of the board", as those phrases are defined by the California General Corporation Law. Should the date of any such meeting, so fixed, fall upon a legal holiday, then any such meeting shall be held at the same time and place on the next day thereafter ensuing which is not a legal holiday. At such meetings directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders.

          II.2.02 Written notice of each annual meeting shall be given to each shareholder entitled to vote, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his address appearing on the books of the corporation or given by him to the corporation for the purpose of notice. If a shareholder gives no address, notice shall be deemed to have been given him if sent by mail or other means of written communication addressed to the place where the principal office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said office is located. All such notices shall be sent to each shareholder entitled thereto not less than ten
(10) nor more than sixty (60) days before each annual meeting. Such notices shall specify the place, the day, and the hour of such meeting, and shall state such other matters, if any, as may be expressly required by statute.

          II.2.03 An affidavit of the mailing or other means of giving any notice of any shareholders' meeting shall be executed by the secretary, assistant secretary, or any transfer agent of the corporation giving the notice, and shall be filed and maintained in the minute book of the corporation.

Section 3. Special Meetings.
           ----------------

          II.3.01 Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the President, or by any Vice-President, or by the board of directors, or by one or more shareholders holding not less than ten percent (10%) of the voting power of the corporation. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as for annual meetings of shareholders. Notices of any special meeting shall specify, in addition to the place, day, and hour of such meeting, the general nature of the business to be transacted.

Section 4. Quorum.
           ------

          II.4.01 At any meeting, the presence in person or by proxy of the persons lawfully entitled to vote a majority of the voting shares thereat shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 5. Adjourned Meeting and Notice Thereof.
           ------------------------------------

          II.5.01 Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum no other business may be transacted at such meeting. When a shareholders' meeting, either annual or special, is adjourned for forty-five (45) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken.

Section 6. Voting.
           ------

          II.6.01 The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with these bylaws, subject to any applicable provisions of the California General Corporation Law. Such vote may be viva voce or by ballot; provided however, that all elections for directors
   ----------
must be by ballot upon demand made by a shareholder at any election and before the voting begins. On any matter other than elections of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the California General Corporation Law or by the articles of incorporation.

          II.6.02 At a shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principal among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

Section 7. Consent of Absentees.
           --------------------

          II.7.01 The transactions of any meeting of shareholders, either annual or special, however called and noticed, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 8. Action Without Meeting.
           ----------------------

          II.8.01 Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent is written, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or to take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided however, that a director may be elected at any time to fill a vacancy on the board of directors that have not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee or their respective proxy holders; may revoke the consent by writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

          II.8.02 If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 2 of this Article
II. In the case of approval of: (i) contracts or transactions in which a director has a direct or indirect financial interest, pursuant to Section 310 of the California General Corporation Law; (ii) indemnification of agents of the corporation, pursuant to Section 317 of that Law; (iii) a reorganization of the corporation, pursuant to Section 1201 of that Law; and (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Law, the notice shall be given at least ten (10) days before consummation of any action authorized by that approval.

Section 9. Proxies.
           -------

          II.9.01 Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature; typewriting, telegraphic transmission, or otherwise) by the shareholder or the shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless: (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, or by a subsequent proxy executed, or attendance at the meeting and voting in person, by the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the California General Corporation Law.

Section 10. Inspectors of Election.
            ----------------------

          II.10.01 In advance of any meeting of shareholders, the board of directors may appoint any persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election be not so appointed, the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall either one (1) or three (3). If inspectors of elections are to be appointed at a meeting pursuant to the request of any shareholder or his proxy, the majority of shares present shall determine whether one (1) or three (3) inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or has proxy shall, appoint a person to fill that vacancy.

          II.10.02 The duties of such inspectors shall be as prescribed by
Section 707 of the California General Corporation Law and shall include: determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders.

                             A R T I C L E   I I I

                                   Directors
                                   ---------
Section 1. Powers.
           ------

          III.l.01 Subject to limitations of the articles of incorporation, of the bylaws, and of the California General Corporation Law as to action to be authorized or approved by the shareholders, and subject to the duties of directors as prescribed by the bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be controlled by, the board of directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers, to wit:

               (a) To select and remove all the other officers, agents and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or the bylaws, fix their compensation and require from them security for faithful service.

               (b) To conduct, manage and control the affairs and business of the corporation, and to make such rules and regulations therefor not inconsistent with law, or with the articles of incorporation or the bylaws, as they may deem best.

               (c) To change the principal executive or the principal business office in the State of California from one location to another; to fix and locate from time to time one or more subsidiary offices of the corporation within or without the State of California, as provided herein; to cause the corporation to be qualified to do business in any other state, territory, dependency, or country and conduct business within or without the State of California; to designate any place within or without the State of California for the holding of any shareholders' meeting or meetings including annual meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their Judgement they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

               (d) To authorize the issue of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, tangible or intangible property actually received, amounts transferred from surplus to stated capital upon the issue of shares as a dividend, or amounts transferred from surplus to stated capital upon a stock split, reverse stock split, reclassification of outstanding shares into shares of another class, conversion of outstanding shares into shares of another class, exchange of outstanding shares for shares of another class, increase in per-share par value, or other change affecting outstanding shares, which results in an increase in the aggregate par value of the outstanding shares.

               (e) To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

               (f) To appoint, by resolution adopted by a majority of the authorized number of directors, one or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with the respect to:

                   (i) The approval of any action which, under the General Corporation Law of California, also required shareholders' approval or approval of the outstanding shares;

                   (ii)   The filling of vacancies on the board of directors or

in any committee;
                   (iii) The fixing of compensation of the directors for serving on the board or on any committee;

                    (iv) The amendment or repeal of bylaws or the adoption of new bylaws;

                    (v) The amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

                    (vi) A distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or,

                    (vii) the appointment of any other committees of the board of directors or the members of these committees.

          III.1.02 Meetings and action of committees shall be governed by, and held and taken in accordance with the provisions of this article, with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee; special meetings of committees may also be called by resolution of the board of directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Section 2. Number and Qualification of Directors.
           -------------------------------------

          III.2.01 The authorized number of directors shall not be less than three, nor more than seven, with the exact number of directors to be fixed, as set forth below.

          III.2.02 Within the limits specified above, the authorized number of directors may initially be fixed by the Incorporator or the Initial Director(s) of the corporation. Thereafter, the authorized number of directors may be changed from time to time, within the limits specified above, by "approval of the board" or "approval of the shareholders", as those phrases are defined by the General Corporation Law, and subject to any other applicable limitations imposed thereby. This bylaw may only be amended or repealed, expressly or by implication, in accordance with the requirements of Section 212(a) of the California General Corporation Law respecting adoption of such bylaws after the issuance of shares, any other bylaw herein to the contrary notwithstanding.

Section 3. Election and Term of Office.
           ---------------------------

          III.3.01 The directors shall be elected at each annual meeting of shareholders, but if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. All directors shall hold office until their respective successors are elected.

Section 4. Vacancies.
           ---------

          III.4.01 Vacancies in the board of directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders.

          III.4.02 A vacancy or vacancies in the board of directors shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

          III.4.03 The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

          III.4.04 Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary, or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

          III.4.05 No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

Section 5. Place of Meetings & Meetings by Telephone.
           -----------------------------------------

          III.5.01 Regular meetings of the board of directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

Section 6. Organization Meeting.
           --------------------

          III.6.01 Immediately following each annual meeting of shareholders, the board of directors shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Call and notice of such meetings are hereby dispensed with.

Section 7. Other Regular Meetings.
           ----------------------

          III.7.01 Other regular meetings of the board of directors shall be held as called. Notice of all such regular meetings of the board of directors is hereby dispensed with.

Section 8. Special Meetings.
           ----------------

          III.8.01 Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

          III.8.02 Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 9. Quorum.
           ------

          III.9.01 A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, unless a greater number be required by the law or by the articles of incorporation.

Section 10. Waiver of Notice.
            ----------------

          III.10.01 The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before of after the meeting, each of the directors not present signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall be deemed given to any director who attends the meeting without protesting the lack of notice before or at its commencement.

Section 11. Adjournment.
            -----------

          III.11.01 A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 12. Notice of Adjournment.
            ---------------------

          III.12.01 Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four
(24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in this Article for special meetings, to the directors who were not present at the time of the adjournment.

Section 13. Action Without Meeting.
            ----------------------

          III.13.01 Any action required or permitted to be taken by the board of directors under any provision of the California General Corporation Law may be taken without a meeting, if all members of the board shall individually or Collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board. Such action by written consent shall have the same force and effect as a unanimous vote of the directors.

Section 14. Fees and Compensation.
            ---------------------

          III.14.01 Directors shall not receive any stated salary for their services as directors but, by resolution of the board, a fixed fee, with or without expenses of attendance, may be allowed one (1) or more of the directors for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

Section 15. Removal of Board of Directors or Individual Directors by
            --------------------------------------------------------
                              Shareholders.
                              ------------

          III.15.0l The entire board of directors or any individual director may be removed from office by a vote of shareholders holding a majority of the outstanding shares entitled to vote at an election of directors.

          III.15.02 However, unless the entire board is removed, an individual director shall not be removed if the number of shares voted against the resolution for his removal exceeds the quotient arrived at when the total number of outstanding shares entitled to vote is divided by one plug the authorized number of directors. If any or all directors are so removed, new directors may be elected at the same meeting. In the event that a class or series of shares is entitled to elect one or more directors under authority heretofore or hereafter granted by the articles of this corporation, the provisions of this paragraph shall apply only to the vote of that class or series, and not to the vote of the outstanding shares as a whole.

                              A R T I C L E  I V

                                   Officers
                                   --------

Section 1. Officers.
           --------

          IV.1.01 The officers of the corporation shall be a president or chief executive officer, a secretary, and a treasurer or chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice-presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of this Article. Any number of offices may be held by the same person.

Section 2. Election.
           --------

          IV.2.01 The officers of the corporation, except such officers as may be appointed in accordance with the provisions of this Article, shall be chosen by the board of directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified from service, or his successor shall be elected and qualified.

          IV.2.02 After the corporation has elected its first president or chief executive officer, secretary, and treasurer or chief financial officer, the secretary of the corporation shall file, or cause to be filed, with the Secretary of State of the State of California, a statement of the names of the president or chief executive officer, secretary, and chief financial officer of the corporation.

Section 3. Subordinate Officers, etc.
           -------------------------

          IV.3.01 The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

Section 4. Removal and Resignation.
           -----------------------

          IV.4.01 Any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

          IV.4.02 Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Acceptance of resignation is without prejudice to the rights, if any, of the corporation under any contract to which the resigning officer is a party.

Section 5. Vacancies.
           ---------

          IV.5.01 A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 6. Chairman of the Board.
           ---------------------

          IV.6.01 The chairman of the board, if there shall be such an office, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws.

Section 7. President / Chief Executive Officer.
           -----------------------------------

          IV.7.01 Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the board of directors. He shall be ex officio a member of all the standing
                                    ----------
committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws.

Section 8. Vice-President.
           --------------

          IV.8.01 In the absence or disability of the president, the vice-presidents in order of their rank as fixed by the board of directors or, if not ranked, the vice-president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice-presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws.

Section 9. Secretary.
           ---------

          IV.9.01 The secretary shall keep or cause to be kept, at the principal office or such other place as the board of directors may order, a book of minutes of all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at Shareholders' meetings, and the proceedings thereof.

          IV.9.02 The secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or a duplicate share register, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

          IV.9.03 The secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by the bylaws.

Section 10. Treasurer / Chief Financial Officer.
            -----------------------------------

          IV.10.01 The treasurer or chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any director.

          IV.10.01 The treasurer or chief financial officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions, as treasurer or chief financial officer, and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

                               A R T I C L E  V

                    Indemnification of Directors, Officers,
                    ---------------------------------------
                          Employees and Other Agents
                          --------------------------

          V.1.01 The corporation shall, to the maximum extent permitted by the California General Corporation Law, indemnify each of its agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was an agent of the corporation. For purposes of this Section, an "agent" of the corporation includes any person who is or was a director, officer, employee, or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

                              A R T I C L E  V I

                                 Miscellaneous
                                 -------------

Section 1. Record Date for Shareholder Notice, Voting, & Giving Consents.
           -------------------------------------------------------------

          VI.1.01 For purposes of determining the shareholders entitled to notice of any meeting, or to vote, or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days before any such action without a meeting, and in this event only shareholders of record on the date so fixed are entitled to notice and to vote, or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the California General Corporation Law.

          VI.1.02 If the board of directors does not so fix a record date:

               (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

               (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting: (i) when no prior action by the board has been taken, shall be the day on which the first written consent is given; or (ii) when prier action of the board has been taken, shall be at the close of business on the day on which the board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.

Section 2. Record Date for Purposes Other Than Notice & Voting.
           ---------------------------------------------------

          VI.2.01 For purposes of determining the shareholders entitled to receive payment of any dividend, or other distribution, or allotment of any rights, or entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action, and in that case only shareholders on record on the date so fixed are entitled to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the California General Corporation Law.

          VI.2.02 If the board of directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution, or the sixtieth (60th) day before the date of that action, whichever is later.

Section 3. Maintenance and Inspection of Share Register.
           --------------------------------------------

          VI.3.01 The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

          VI.3.02 A shareholder or shareholders of the corporation holding at least five percent (5%) of the aggregate of the outstanding voting shares of the corporation may (i) inspect and copy the records of shareholders names and addresses and shareholdings during usual business hours on five days prior written demand on the corporation, and (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the names and addresses of shareholders who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which that list has been compiled, or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder by the transfer agent on or, before the later of five (5) days after the demand is received, or the date specified in the demand as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection on the written demand of any, shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 3 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

Section 4. Maintenance and Inspection of Financial Statements.
           --------------------------------------------------

          VI.4.01 A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve
(12) months and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

          VI.4.02 If a shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the corporation makes a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the then current fiscal year ended more than thirty (30) days before the date of the request, and a balance sheet of the corporation as of the end of that period, the treasurer or chief financial officer of the corporation shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty (30) days after the receipt of the request. If the corporation has not sent to the shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to the shareholder or shareholders within thirty
(30) days after the request.

          VI.4.03 The corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semi-annual, or quarterly income statement which it has prepared, and a balance sheet as of the end of that period.

          VI.4.04 The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountant(s) engaged by the corporation, or the certificate of an authorized officer of the corporation, that the financial statements were prepared without audit from the books and records of the corporation.

Section 5. Maintenance & Inspection of Other Corporate Records.
           ---------------------------------------------------

          VI.5.01 The accounting books and records and minutes of proceedings of the shareholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

Section 6. Inspection by Directors.
           -----------------------

          VI.6.01 Every director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind, and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney, and the right of inspection includes the right to copy and make extracts of documents.

Section 7. Annual Report to Shareholders.
           -----------------------------

          VI.7.01 The annual report to shareholders referred to in Section 1501 of the California General Corporation Law is expressly waived and dispensed with, but nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the shareholders of the corporation as they consider appropriate.

Section 8. Check, Drafts, etc.
           ------------------

          VI.8.01 All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

Section 9. Contracts, etc., How Executed.
           -----------------------------

          VI.9.01 The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement, or to pledge its credit, or to render it liable for any purpose or for any amount.

Section 10. Annual Statement of General Information.
            ---------------------------------------

          VI.10.01 The corporation shall file annually with the Secretary of the State of California, on the prescribed form, a statement setting forth the authorized number of directors, names and complete business or residence addresses of all incumbent directors, names and complete business or residence addresses of the chief executive officer, secretary, and chief financial officer, the street address of its principal executive office, its principal business office in this state, if any, and the general type of business constituting the principal business activity of the corporation, together with a designation of the agent of the corporation for the purpose of service of process, all in accordance with Section 1502 of the California General Corporation Law.

Section 11. Certificates for Shares.
            -----------------------

          VI.11.01 A certificate or certificates for shares of the capital stock of the corporation shall be issued to each shareholder when any of these shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly-paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. All certificates shall be signed in the name of the corporation by the chairman of the board or vice chairman of the board or the president or vice-president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issue.

          VI.11.02 The certificate shall set forth the facts and statements required by Sections 417 and 418 of the California

General Corporation Law, which sections require that in addition to a statement of the name of the record holder of the shares and the number of shares represented thereby, the certificate shall disclose: (a) facts concerning the rights, preferences, privileges, and restrictions on shares where the corporation's shares are classified or issued in series; (b) facts concerning redemption, conversion and assessability of the shares; and (c) any liens or restrictions upon transfer or upon the voting power of the shares.

Section 12. Lost Certificates.
            -----------------

          VI.12.01 Except as provided in this Section 12, no new certificate for shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate, or certificate for any other security, is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the board may require, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability on account of the alleged loss, theft, or destruction of the certificate, or the issuance of the replacement certificate.

Section 13. Representation of Shares of Other Corporations.
            ----------------------------------------------

          VI.13.01 The chairman of the board, the president, or any vice president, or any other person-authorized by resolution of the board of directors or by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority granted to these officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

Section 14. Inspection of Bylaws.
            --------------------

          VI.14.01 The corporation shall keep in its principal office for the transaction of business the original or a copy of the bylaws as amended or otherwise altered to date, which shall be open to inspection by the shareholders at all reasonable times during office hours in accordance with the provisions of
Section 213 of the California General Corporation Law.

Section 15. Construction and Definitions.
            ----------------------------

          VI.15.01 Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the California General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.

Section 16. First Right of Refusal.
            ----------------------

          VI.16.01 Before any shareholder can sell or transfer his stock of the corporation, he shall first offer the stock to the corporation and then to the shareholders in the following manner:

               (a) The offering shareholder shall give a written offer, by mailing, personally delivering, or telegraphing it, stating the number and class of shares to be sold or transferred and the price, terms, and conditions of the proposed sale or transfer. The corporation shall then have the right to purchase all or any whole number of the shares offered, at the price and on the terms and conditions stated in the offer, by giving written notice to the offering shareholder of its election to purchase shares and of the number of shares it intends to purchase. This notice shall be given by mailing, personally delivering, or telegraphing it within fifteen (15) days after the offering shareholder's offer is given. If the corporation elects to purchase less than all the shares being offered, or fails to give notice of the election to purchase within the period that it has the right to do so, the Secretary of the corporation shall, as soon as possible, and in no event more than thirty (30) days after the offering shareholder's offer is given, mail, personally deliver, or telegraph to the shareholders, a copy of this offer together with a statement of the number of shares not being purchased by the corporation. The shareholders shall then have the right to purchase all or any lesser number of shares specified in the statement from the Secretary by giving to the Secretary a written notice of intent to purchase a specified number of these shares at the price and on the terms and conditions stated in the offering shareholder's offer. This notice shall be given by mailing, personally delivering, or telegraphing it within forty-five (45) days after the offering shareholder's offer is given to the Secretary. If the shareholders elect to purchase less than all the shares being offered, or fail to give notice of the election to purchase within the period that they have the right to do so, the Secretary of the corporation shall, as soon as possible, and in no event more than sixty (60) days after the offering shareholder's offer is given, mail, personally deliver, or telegraph to each of the common shareholders a copy of this offer together with a statement of the number of shares not being purchased by the corporation, or the shareholders. Each of these shareholders shall then have the right to purchase all or any lesser number of the shares specified in the statement from the Secretary by giving to the Secretary a written notice of intent to purchase a specified number of these shares at the price and on the terms and conditions stated in the offering shareholder's offer. This notice shall be given by mailing, personally delivering, or telegraphing it within seventy-five (75) days after the offering shareholder's offer is given to the secretary.

               (b) If the total number of shares specified by the shareholders in their notices of intent to purchase exceeds the number of available shares specified in the statement from the Secretary, each purchasing shareholder shall be entitled to purchase that fraction of the number of shares specified in his notice of intent to purchase that is equal to the number of his shares having purchase rights under this article, divided by the total number of shares having purchase rights held by all shareholders who gave notice of intent to purchase.

               (c) If less than all the shares offered for sale by the offering shareholder are subscribed to under clauses (a) and (b) of this article, each shareholder desiring additional shares shall be entitled to purchase that fraction of the shares not subscribed to that is equal to the number of his shares having purchase rights under this article, divided by the total number of shares having purchase rights held by all shareholders desiring to purchase these remaining shares.

               (d) Unless otherwise specifically stated in a shareholder's notice of intent to purchase shares given under clause (a) of this article, that notice shall also be considered an offer to purchase the number of shares to which he is entitled under clauses (b) and (c), not to exceed, however, the number of shares specified in his notice of intent to purchase.

               (e) Each offer, notice, or statement provided for in this article shall be considered given when it is personally delivered to the person to whom it is to be given, or it is properly addressed and deposited in the United States mail or delivered to a telegraph office with all postage or other charges fully prepaid.

               (f) If less than all shares specified in the offer to the secretary are subscribed to under clauses (a), (b), and (c) of this article within the time periods specified for exercising the respective rights to purchase shares granted under this article, the offering shareholder shall not be required to accept any of the offers made under this article by the corporation or its shareholders, and may dispose of all the shares specified in his offer to the Secretary to any person or persons, provided that he shall not sell or transfer these shares at a lower price or on more favorable terms than those specified in the offer to the Secretary.

               (g) Unless otherwise prohibited by law or by these articles of incorporation, the corporation may purchase its own shares from any offering shareholder. The corporation shall not purchase all its outstanding voting shares. Any sale or transfer, or purported sale or transfer, of the corporation's shares by any shareholder shall be null and void unless the terms, conditions, and provisions of this article are strictly followed.

                             A R T I C L E  V I I

                                  Amendments
                                  ----------

Section 1. Power of Shareholders.
           ---------------------

          VII.1.01 New bylaws may be adopted, or these bylaws may be amended or repealed, by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote; provided however, that if the articles of incorporation of the corporation set forth the number of authorized directors of the corporation, the authorized number of directors may be changed only by an amendment of the articles of incorporation.

Section 2. Power of Directors.
           ------------------

          VII.2.01 Subject to the right of shareholders as provided in Section 1 of this Article VII, bylaws, other than a bylaw or amendment thereof changing the authorized number of directors, may be adopted, amended or repealed by the board of directors.

                           CERTIFICATE BY SECRETARY
                           ------------------------

I DO HEREBY CERTIFY AS FOLLOWS:

          That I am the duly elected, qualified, and acting Secretary of this corporation, and that the foregoing Bylaws were adopted as the Bylaws of this corporation as of the date set forth below by the undersigned.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal as of June 23, 1989.

[corporate seal]
                                         /s/ Renee Rannow
                                         -------------------------
                                         Renee Rannow Secretary